UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01. Other Events.

On September 4, 2019, GMS Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with AEA GMS Holdings LP, an affiliate of AEA Investors LP (the “Selling Stockholder”), and Goldman Sachs & Co. LLC (the “Underwriter”), relating to the sale by the Selling Stockholder of 6,825,058 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company. The offering of the Shares closed on September 9, 2019. The Company did not sell any Shares in the offering or receive any proceeds from the offering.

The offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-233622), effective upon filing with the Securities and Exchange Commission on September 4, 2019, as supplemented by the preliminary prospectus supplement and the final prospectus supplement, each dated September 4, 2019.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholder. It also provides for customary indemnification of the Underwriter by each of the Company and the Selling Stockholder for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

1.1	Underwriting Agreement, dated September 4, 2019, by and among GMS Inc., AEA GMS Holdings LP and Goldman Sachs & Co. LLC.
5.1	Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: September 9, 2019	By:	/s/ Craig D. Apolinsky
		Name:	Craig D. Apolinsky
		Title:	Vice President, General Counsel and Corporate Secretary